SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:

( ) Preliminary Proxy Statement

(X) Definitive Proxy Statement

( ) Definitive Additional Materials

( ) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

GOLDEN PHOENIX MINERALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check Appropriate Box):

(X) No fee required.

( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies.

(2) Aggregate number of securities to which transaction applies.

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

( ) Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       (2) Form, Schedule or Registration Statement No.:

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GOLDEN PHOENIX MINERALS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 14, 2000

The annual meeting of the shareholders of Golden Phoenix Minerals, Inc. will be held at the Atlantis Casino Resort, located at 3800 South Virginia Street, Reno, Nevada, on Friday the 9th day of June, 2000, at 1:00 p.m. to consider and act upon the following matter:

The election of directors to serve until the next meeting of the shareholders or until their successors are elected and qualified;

The foregoing matters are more fully described in the accompanying proxy statement which is hereby made a part of this notice.

All shareholders of record at the close of business on May 15, 2000, will be entitled to vote at the meeting.

BY THE BOARD OF DIRECTORS

The execution of the enclosed proxy and its return as promptly as possible will be greatly appreciated. A reply envelope is enclosed for your convenience.

GOLDEN PHOENIX MINERALS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

Annual Meeting of Shareholders

June 9, 2000

The undersigned having received the Notice of Annual Meeting of Shareholders and Proxy Statement of Golden Phoenix Minerals, Inc., dated May 14, 2000, hereby constitute and appoint Michael R. Fitzsimonds with full power of substitution, as attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Golden Phoenix Minerals, Inc., at the Atlantis Casino Resort located at 3800 South Virginia Street, Reno, Nevada on the 9th of June, 2000, at 1:00 p.m., or at any adjournment or adjournments thereof, and to vote, as designated below, all of the common shares of the undersigned in Golden Phoenix Minerals, Inc., which the undersigned would be entitled to vote if personally present, as follows:

Election of directors to serve until the next annual meeting of the shareholders or until their successors are elected and qualified as follows: (Board of Directors favors a vote "for" all of the nominees) (Instruction: to withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below):

Michael R. Fitzsimonds

Steven D. Craig

David A. Caldwell

Alan J. Marter

                                                         __________YES _________NO

The proxy will be voted as directed, or if no such direction is indicated and the signed proxy is returned to Golden Phoenix Minerals, Inc., it will be voted in favor thereof.

Dated: ________________________, 2000

                         __________________________________________

                          (Printed Shareholders Name)

                         __________________________________________

                         (Shareholders Signature)

                          __________________________________________

(Print Joint Shareholders name, if any)

__________________________________________

                           (Joint Shareholders Signature)

IMPORTANT: PLEASE DATE AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THE STOCK CERTIFICATE. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE FULL TITLE AS SUCH; IF SHARES ARE HELD BY JOINT TENANTS, EACH JOINT TENANT IS ASKED TO SIGN.

GOLDEN PHOENIX MINERALS, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

JUNE 9, 2000

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The proxy statement is furnished to holders of the common stock of Golden Phoenix Minerals, Inc., (the "Company") in connection with the solicitation by the Board of Directors of proxies for use at the annual meeting of the shareholders to be held on the 9th day of June, 2000, and at all adjournments thereof, for the purpose of the election of directors.

The mailing address of the principal executive offices of the Company is 3595 Airway Drive, Suite 405, Reno, NV 89511.

Management knows of no matters to be presented at the meeting other than as mentioned below. However, if any matter is not specifically set forth in the attached Notice of the Meeting properly comes before the meeting, it is intended that the holder of the proxies will vote in his discretion.

Holders of outstanding stock of record at the close of business on May 15, 2000, are entitled to vote at the meeting and to cast one vote for each share held. The outstanding voting securities of the company, as of May 15, 2000, consist of 25,734,643 shares.

The proxy statement and form of proxy are being mailed to the shareholders of Golden Phoenix Minerals, Inc. on or about May 14, 2000.

PRINCIPAL SHAREHOLDERS

The Company knows of no person who is the beneficial owner of more than 5% of the company’s voting securities except as follows:

Name of Beneficial Owner	Common Shares Presently Held	Percent of outstanding	Shares Which May Be Acquired Within 60 days	Total	Percent of class
John W. Whitney	4,291,034	16.67%	3,950,000	8,241,034	27.71%
Michael R. Fitzsimonds	992,550	3.85%	2,520,000	3,512,550	11.81%
FW Lewis Inc.	1,700,000	6.61%		1,700,000	5.72%
Steven D. Craig			582,956	582,956	1.96%
David A. Caldwell			125,000	125,000	0.42%
Alan Marter			100,000	100,000	0.34%
All officer and Directors	992,550	3.85%	3,327,956	4,320,506	14.53%

DIRECTORS AND EXECUTIVE OFFICERS

The following are the directors and executive officers of the Company:
Name	Age	Position
Michael R. Fitzsimonds	44	President, Director
Steven D. Craig	52	Vice President, Corporate Secretary, Director
Allan J. Marter	52	Director
David A. Caldwell	39	Director

All officers and directors have served in the stated capacities since the inception of the Company, with the exceptions of Mr. Craig, who became secretary and a director in September 1998, and Mr. Marter, who became a director in February 1998. For directors, the term of office is until the next annual meeting of shareholders. For officers, the term of office is until the next annual meeting of the Board of Directors, presently scheduled to be held immediately following the annual meeting of the shareholders.

Narrative Information Concerning the Directors and Executive Officers

Michael R. Fitzsimonds – President, Director

Mr. Fitzsimonds is the President and a Director of the Company. He is an experienced geological engineer with over 21 years of mining industry work. Previously, he was with Santa Fe Pacific Gold Corporation for 10 years with responsibilities for all of Santa Fe’s initial resource evaluations and due diligence work of all mine operations and acquisition projects worldwide. Overall, he has experience in the minerals industry with project development ranging from grass roots exploration, project development and mine startup. Mr. Fitzsimonds’ current responsibilities with Golden Phoenix includes handling all administrative aspects of the company, which include SEC liaison, corporate finance, human relations, as well as directing the current predevelopment work including all resource evaluations, and assisting in exploration evaluations.

Steven D. Craig–Vice President, Secretary and Director

Mr. Craig is Vice President, Corporate Secretary and Director. Mr. Craig is an experienced economic geologist with 25 years of diversified exploration work. He previously spent 23 years of his career with Kennecott Exploration Company and their affiliates including Bear Creek Mining Co., BP Minerals America, and RTZ Ltd. His experience was mostly gained in the western United States as both an exploration geologist and manager of a successful gold exploration team based in Reno. He also has international experience in such places as Papua New Guinea, South America, and Mexico. He previously served as an officer and trustee with the Northwest Mining Association and as President of the Geological Society of Nevada. Mr. Craig’s current responsibilities with Golden Phoenix include directing all exploration aspects of the Company’s projects and assisting the President with administrative duties as required.

Allen J. Marter – Director

Mr. Marter is a Director and is Chief Financial Officer for Golden Star Resources in Denver, Colorado. Previously, he was a financial advisor in the mining industry and Principal of Waiata Resources of Littleton, Colorado. He has over 20 years experience in the mining industry and previously served as chief financial officer for several junior exploration and mining companies in Denver and Vancouver. He has been active in mining industry activities and in 1993 was President of the Northwest Mining Association. He is also a director of Minera Andes Inc. and Addwest Minerals International, Limited. Mr. Marter is responsible as an outside director to ensure that the company achieves success by proper utilization of its resources.

David A. Caldwell – Director

Mr. Caldwell is a Director with professional experience as a geologist and geophysicist. He has more than 12 years experience in the minerals exploration industry with work in sulfur, base metal and gold exploration and development. He previously had roles in project management and development at Santa Fe Pacific Gold Corporation and Gold Fields Mining Company. He is currently an Officer and Director with Nevada Pacific Gold (US), Inc. in Elko, Nevada. Mr. Caldwell is responsible as an outside director to ensure that the company achieves success by proper utilization of its resources.

EXECUTIVE COMPENSATION

The following table sets forth the cash compensation for services rendered in all capacities to the company during the period from Janurary 1, 1999 to December 31,1999 as paid by the Company to each executive officer whose cash compensation exceeded $60,000, and to all executive officers as a group.

Name	Position	Cash Compensation
Michael R. Fitzsimonds	President	$60,000
Steven D. Craig	Vice President, Corporate Secretary	$60,000

ELECTION OF DIRECTORS

The Board of Directors nominates the following persons to be elected as Directors of the Company to serve until the next meeting of shareholders:

        Michael R. Fitzsimonds

        Steven D. Craig

        David A. Caldwell

        Alan J. Marter